The Interpublic Group

2nd Quarter

Conference Call Notes

August 2003

1
8/13/2003

The Interpublic Group

[LOGO]

2nd Quarter

Conference Call Notes

August 2003

Conference Call Agenda

I.	Second Quarter Highlights

II.	Operating Performance

III.	Balance Sheet Management

IV.	Outlook

V.	Questions and Answers

Second Quarter Highlights

Balance Sheet Management

•	Zero-Coupon Notes Redeemed
•	Bank Facility Renewed
•	Sale of NFO WorldGroup Completed July 10

Operating Performance

•	Organic Revenue Increases in the U.S.
•	Revenue Challenge Continues
•	Cost Reduction Initiatives Underway

Operating Performance

The Interpublic Group of Companies

4
8/13/2003
2nd Conf Call

[LOGO]

Operating Performance

The Interpublic Group of Companies

Second Quarter 2003

•	Reported Revenue Up 0.6%
–	Constant Currency Revenue Down 3.6%
–	Organic Revenue Down 3.0%

•	Total Operating Expenses Up 13.3%
–	Salary and Related Up 4.7%; on a constant currency basis up 0.8%
–	Office and General Up 5.4%, including higher professional fees and financing costs; on a constant currency basis up 0.6%

•	Restructuring and Impairment of $105.4MM Incurred
–	Restructuring activities total $94.4MM ($61.6MM after tax)
–	Long-Lived Asset Impairment Expense: $11.0MM

•	Net Loss Per Share: $(.04)
–	EPS from Continuing Operations $(.06)
–	EPS from Discontinued Operations $.02

Summary

Second Quarter 2003

($ Millions, except per share data)

	Q2 ‘03	Q2 ‘02	% Change
Revenue	$1,499.4	$1,490.4	0.6%
Operating Costs*	1,342.1	1,277.7	5.0%
Restructuring Charges	94.4	—	N/A
Long-Lived Asset Impairment	11.0	—	N/A

Operating Income	51.9	212.7	(75.6)%

Margin %	3.5%	14.3%
Other Income/(Expense)	(45.4)	(38.4)	18.2%
Taxes	22.4	67.3	(66.7)%
Net Equity Interests	(7.1)	(8.4)	(15.5)%

Income (Loss) from Continuing Operations	(23.0)	98.6	(123.3)%
Income from Discontinued Operations	9.5	10.4	(8.7)%

Net Income (Loss)	$(13.5)	$109.0	(112.4)%

Diluted EPS
Continuing Operations	$(0.06)	$0.26	(123.1)%
Discontinued Operations	$0.02	$0.03	(33.3)%

Total Diluted EPS	$(0.04)	$0.29	(113.8)%

* Includes Depreciation and Amortization:	$69.0	$70.2

Summary

YTD 2003

($ Millions, except per share data)

	YTD ‘03	YTD ‘02	% Change
Revenue	$2,815.1	$2,809.4	0.2%
Operating Costs*	2,625.9	2,474.7	6.1%
Restructuring Charges	94.4	—	N/A
Long-Lived Asset Impairment	22.1	—	N/A

Operating Income	72.7	334.7	(78.3)%

Margin %	2.6%	11.9%
Other Income/(Expense)	(79.2)	(66.5)	19.1%
Taxes	16.8	102.6	(83.6)%
Net Equity Interests	(10.9)	(10.9)	0.0%

Income (Loss) from Continuing Operations	(34.2)	154.7	(122.1)%
Income from Discontinued Operations	12.1	14.1	(14.2)%

Net Income (Loss)	$(22.1)	$168.8	(113.1)%

Diluted EPS
Continuing Operations	$(0.09)	$0.41	(122.0)%
Discontinued Operations	$0.03	$0.04	(25.0)%

Total Diluted EPS	$(0.06)	$0.44 **	(113.6)%

* Includes Depreciation and Amortization:	$134.1	$135.9
** Does not foot due to rounding

Components of Revenue Change
Second Quarter 2003

8
8/13/2003
1:20:24 PM
2nd Con fCall
V23

Components of Revenue Change

Second Quarter 2003

	Variance %
Effects of:
Organic	(3.0%	)
Currency Translation	4.2%
Acquisitions/Dispositions	(0.6%	)

2003 Reported Revenue Change	0.6%

Components of Net Income Change

Second Quarter 2003

($ Millions)

2Q 2002 Income from Continuing Operations	$98.6
Increase in Revenue (includes currency translation effect of $ 65.7)	9.0
Increase in Operating Costs (includes currency translation effect of $ 56.7)	(64.4)
Increase in Long-Lived Asset Impairment	(11.0)
Increase in Restructuring Charges	(94.4)
Decrease in Non-Operating Items (primarily taxes)	37.9
Increase in Equity Earnings and Minority Interests	1.3

2Q 2003 Loss from Continuing Operations	$(23.0)

Analysis of Change

Second Quarter 2003

($ Millions)

	2002 Results	Currency	Acquisitions / Dispositions	LT Asset Impairment	Restructuring Charges	Organic	2003 Results
Revenue	$1,490.4	$65.7	$(10.5)	$—	$—	$(46.2)	$1,499.4
Operating Expenses	1,277.7	56.7	(8.3)	11.0	94.4	16.0	1,447.5

Operating Income	212.7	9.0	(2.2)	(11.0)	(94.4)	(62.2)	51.9
Operating Margin Change		(0.1%)	0.0%	(0.7%)	(6.1%)	(3.9%)
Operating Margin	14.3%	14.2%	14.2%	13.5%	7.4%	3.5%	3.5%

Organic Performance Analysis

Second Quarter 2003

($ Millions)

Q2 2003
Revenue	$(46.2)
Severance	(9.6)
Financing Costs	(7.4)
Professional Fees	(13.3)
Other Operating Expenses	14.3

Operating Income	$(62.2)

Components of Revenue Change

YTD 2003

Variance %
Effects of:
Organic	(3.8)%
Currency Translation	4.2%
Acquisitions/Dispositions	(0.2%)

2003 Reported Revenue Change	0.2%

Components of Net Income Change

YTD 2003

($ Millions)

YTD 2002 Income from Continuing Operations	$154.7
Increase in Revenue (includes currency translation effect of $ 122.2)	5.7
Increase in Operating Costs (includes currency translation effect of $ 116.3)	(151.2)
Increase in Long-Lived Asset Impairment	(22.1)
Increase in Restructuring Charges	(94.4)
Decrease in Non-Operating Items (primarily taxes)	73.1
Increase in Equity Earnings and Minority Interests	—

YTD 2003 Loss from Continuing Operations	$(34.2)

Analysis of Change

YTD 2003

($ Millions)

	2002 Results	Currency	Acquisitions/ Dispositions	LT Asset Impairment	Restructuring Charges	Organic	2003 Results
Revenue	$2,809.4	$122.2	$(6.0)	$—	$—	$(110.5)	$2,815.1
Operating Expenses	2,474.7	116.3	(8.5)	22.1	94.4	43.4	2,742.4

Operating Income	334.7	5.9	2.5	(22.1)	(94.4)	(153.9)	72.7
Operating Margin Change		(0.3%)	0.1%	(0.7%)	(3.3%)	(5.1%)
Operating Margin	11.9%	11.6%	11.7%	11.0%	7.7%	2.6%	2.6%

Organic Performance Analysis
YTD 2003

($ Millions)

15
8/13/2003
1:20:24 PM
2nd Qtr Call
V28

Organic Performance Analysis

YTD 2003

($ Millions)

YTD 2003
Revenue	$(110.5)
Severance	(23.1)
Financing Costs	(15.4)
Professional Fees	(19.4)
Other Operating Expenses	14.5

Operating Income	$(153.9)

Motorsports

($ Millions)

	Q2 ‘03	Q2 ‘02	YTD ‘03	YTD ‘02
Revenue	$17.5	$31.3	$27.4	$47.2
Operating Costs	27.5	45.7	47.8	61.0

Operating Loss before Impairment	(10.0)	(14.4)	(20.4)	(13.8)
Long-Lived Asset Impairment	(11.0)	—	(22.1)	—

Operating Loss	$(21.0)	$(14.4)	$(42.5)	$(13.8)

Restructuring Charges

Second Quarter 2003

($ Millions)

	Total	Cash Paid Through June 30, 2003	Future Cash	Non-Cash
Severance	$66.0	$12.2	$52.8	$1.0
Facilities Costs	28.4	0.3	23.3	4.8

Total Restructuring Charges	$94.4	$12.5	$76.1	$5.8

Selected Balance Sheet Items

($ Millions)

	June 30, 2003	December 31, 2002	June 30, 2002
Cash & Cash Equivalents	$700.1	$933.0	$537.3
Total Debt	2,716.6	2,638.0	2,950.2

Net Debt	$2,016.5	$1,705.0	$2,412.9

Debt as a % of Capital	55.0%	55.7%	57.6%
Stockholders’ Equity	$2,225.5	$2,100.0	$2,169.5

Debt as % of Capitalization: Adjusted (1) (2)

[CHART]

	Sep-01	Dec-01	Mar-02	Jun-02	Sep-02	Dec-02	Mar-03		Jun-03
Total Debt	$3,098	$2,909	$2,867	$2,950	$2,876	$2,638	$2,698	(1)	$2,574	(2)
Cash	685	935	575	537	615	933	606	(1)	529	(2)
Debt as % of Capital	64.1%	61.3%	60.2%	57.6%	58.4%	55.7%	55.6%		53.6%

*NOTE:

(1)	Actual reported March 31, 2003 includes proceeds of $778.0 from the sale of the 4.5% Notes, as well as $582.5 of Zero-Coupon Notes, which were tendered by April 4th. Adjusted March 31, 2003 excludes the $582.5 of Zero-Coupon Notes which were settled in April. Management believes that showing the adjusted Debt and Debt as a % of Capital excluding these notes is relevant when comparing the periods.

(2)	Adjusted June 30, 2003 includes the $142.5 redemption of term loans on August 8, 2003. In addition to the principal amount paid, the Company paid a prepayment penalty of $24.5. Management believes that showing the adjusted Debt and Debt as a % of Capital including the redemption of the term loans is relevant when comparing the periods.

Improved Debt Maturity Schedule

Total Debt = $2.7Bn
($MM)
1,600
1,400
1,200
1,000
800
600
400
200
0
$101.6
$271.3
$584.1
$363.0
$1,396.5
2003
2004
2005
2006
2007+
1.87% Convertible
4.50% Convertible
7.25% Senior Notes
Term Loans
1.80% Convertible
7.88% Senior Notes
5-year Revolving Facility
Other

20

Improved Debt Maturity Schedule

Total Debt = $2.7Bn

2003	2004	2005	2006	2007+
$101.6	$271.3	$584.1	$363.0	$1,396.5

1.87% Convertible	1.80% Convertible
4.50% Convertible	7.88% Senior Notes
7.25% Senior Notes	5-Year Revolving Facility
Term Loans	Other

Improved Debt Maturity Schedule: Adjusted (1)

Total Debt = $2.6Bn(1)
($MM)
1,400
1,200
1,000
800
600
400
200
0
$101.6
$240.0
$577.9
$333
$1,321.5
2003
2004
2005
2006
2007+
1.87% Convertible
1.80% Convertible
4.50% Convertible
7.88% Senior Notes
7.25% Senior Notes
5-year Revolving Facility
Term Loans
Other

21

Improved Debt Maturity Schedule: Adjusted(1)

Total Debt = $2.6Bn(1)

2003	2004	2005	2006	2007+
$101.6	$240.0	$577.9	$333	$1,321.5

1.87% Convertible	1.80% Convertible
4.50% Convertible	7.88% Senior Notes
7.25% Senior Notes	5-year Revolving Facility
Term Loans	Other

(1)	Adjusted for the redemption of $142.5 term loans on August 8, 2003

Strong Liquidity Position

($ Millions)

	As of June 30, 2003
	Total Amount of Facility	Outstanding		Available
Committed Facilities:
364 Day Revolving Credit Facility	$500.0	$166.4	(1)	$333.6
5 Year Revolving Credit Facility	$375.0	$57.6		$317.4
Other Committed Credit Facilities	$50.8	$0.0		$50.8

Total Committed Facilities	$925.8	$224.0		$701.8
Uncommitted Facilities (2)	$795.4	$81.5		$—	(2)

Total Credit Facilities	$1,721.2	$305.5		$701.8

Cash and Cash Equivalents				$700.1

Total Liquidity Available				$1,401.9

*NOTE:

(1)	Comprised on Letters of Credit issued under the facility’s Letter of Credit sub-facility. Not considered debt for GAAP reporting.
(2)	Domestic and international uncommitted facilities. These amounts are excluded for the purposes of analysis.

Declining Acquisition Activity Has Reduced Deferred Payment Obligations

($MM)
325
300
275
250
225
200
175
150
125
100
75
50
25
0
Stock
Cash
63.2
158.1
46.0
227.1
83.2
240.0
47.2
162.7
13.7
83.9
2000
2001
2002
2003
2004

23

Declining Acquisition Activity Has Reduced

Deferred Payment Obligations

	2000	2001	2002	2003	2004
Cash	158.1	227.1	240.0	162.7	83.9
Stock	63.2	46.0	83.2	47.2	13.7

Cautionary Statement

This document contains forward-looking statements. Interpublic’s representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic’s beliefs and expectations, particularly regarding recent business and economic trends, and gains expected from the NFO transaction, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effects of global, national and regional economic and political conditions, Interpublic’s ability to attract new clients and retain existing clients, the financial success of Interpublic’s clients, developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world and the successful completion and integration of acquisitions which complement and expand Interpublic’s business capabilities. Interpublic’s liquidity could be adversely affected if Interpublic is unable to access capital or to raise proceeds from asset sales. In addition, Interpublic could be adversely affected by developments in connection with the purported class actions and derivative suits that it is defending or the SEC investigation relating to the restatement of its financial statements. Its financial condition and future results of operations could also be adversely affected if Interpublic recognizes additional impairment charges due to future events or in the event of other adverse accounting-related developments.

In addition, Interpublic’s representatives may from time to time refer to “pro forma” financial information, including information before taking into account specified items. Because “pro forma” financial information by its very nature departs from traditional accounting conventions, this information should not be viewed as a substitute for the information prepared by Interpublic in accordance with GAAP, including the balance sheets and statements of income and cash flow contained in Interpublic’s quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K. Investors should evaluate any statements made by Interpublic in light of these important factors.

Appendices

The Interpublic Group of Companies

25

Appendices

The Interpublic Group of Companies

Revenue by Discipline

Second Quarter 2003

($ Millions)

	QUARTER-TO-DATE
	REVENUE
		% of		% of	%
	2003	Rev	2002	Rev	Growth
MARKETING COMMUNICATIONS	$421.2	28.1%	$421.4	28.3%	—
MARKETING SERVICES	108.1	7.2%	112.2	7.5%	(3.6%)

TOTAL MARKETING AND COMMUNICATION SERVICES	529.3	35.3%	533.6	35.8%	(0.8%)
ADVERTISING & MEDIA	970.1	64.7%	956.8	64.2%	1.4%

TOTAL REVENUE	$1,499.4	100.0%	$1,490.4	100.0%	0.6%

Revenue by Discipline

YTD 2003

($ Millions)

	YEAR-TO-DATE
	REVENUE
	2003	% of Rev	2002	% of Rev	% Growth
MARKETING COMMUNICATIONS	$811.1	28.8%	$806.6	28.7%	0.6%
MARKETING SERVICES	199.4	7.1%	202.8	7.2%	(1.7%)

TOTAL MARKETING AND COMMUNICATION SERVICES	1,010.5	35.9%	1,009.4	35.9%	0.1%
ADVERTISING & MEDIA	1,804.6	64.1%	1,800.0	64.1%	0.3%

TOTAL REVENUE	$2,815.1	100.0%	$2,809.4	100.0%	0.2%

Net New Business
Second Quarter 2003

($ Millions)

Significant Wins

A.G. Edwards
Symbicort
Rainbow Satellite
Capital One
Dell Computer
Macy's
L'Oreal Plenitude
Coffee Growers of Colombia
Lotrel
Sony Play Station
Carrier Corporation

28

Net New Business

Second Quarter 2003

($ Millions)

Significant Wins
A.G. Edwards	L’Oreal Plenitude
Symbicort	Coffee Growers of Colombia
Rainbow Satellite	Lotrel
Capital One	Sony Play Station
Dell Computer	Carrier Corporation
Macy’s

	2Q’03	YTD’03
Total Wins	$1,097	$2,430
Losses	– 778	–1,223

Net New Business	$319	$1,207

Revenue by Geography

Second Quarter 2003

($ Millions)

	Revenue	% Total	% Change	% Change Constant $	% Change Organic
Europe	$442.5	29.5%	1.1%	(10.0)%	(8.3)%
Asia/Other	120.9	8.1%	(7.0%)	(11.9)%	(11.8)%
Latin America	61.4	4.1%	(8.7%)	(8.6)%	(7.5)%
Canada	39.2	2.6%	15.1%	2.4%	6.8%

Total International	664.0	44.3%	(0.7%)	(9.6)%	(8.1)%
Total Domestic	835.4	55.7%	1.7%	1.7%	1.4%

Total Revenue	$1,499.4	100.0%	0.6%	(3.6)%	(3.0)%

Revenue by Geography

YTD 2003

($ Millions)

	Revenue	% Total	% Change	% Change Constant $	% Change Organic
Europe	$796.3	28.3%	4.0%	(9.6%)	(8.8)%
Asia/Other	223.4	7.9%	(3.9%)	(10.1%)	(9.7)%
Latin America	106.5	3.8%	(21.4%)	(11.6%)	(10.9)%
Canada	68.4	2.4%	7.4%	(2.6%)	2.3%

Total International	1,194.6	42.4%	(0.2%)	(9.5%)	(8.6)%
Total Domestic	1,620.5	57.6%	0.5%	0.5%	0.0%

Total Revenue	$2,815.1	100.0%	0.2%	(4.0%)	(3.8)%

Points of Margin Pressure

($ Millions)

	Q2 2003	Q2 2002	YTD 2003	YTD 2002
Professional Fees	$37.6	$22.9	$63.7	$42.2
Financing Costs	12.0	4.6	24.7	9.4
Long-Lived Asset Impairment	11.0	—	22.1	—

	$60.6	$27.5	$110.5	$51.6

Diluted EPS Calculation

($ Millions)

	1Q	2Q	YTD
Loss from Continuing Operations	$(11.2)	$(23.0)	$(34.2)
Income from Discontinued Operations	2.6	9.5	12.1

Total Net Loss	$(8.6)	$(13.5)	$(22.1)

Total Shares (MM)	381.8	384.3	383.1
Diluted EPS from Continuing Operations	$(0.03)	$(0.06)	$(0.09)
Diluted EPS from Discontinued Operations	0.01	0.02	0.03

Total Diluted EPS	$(0.02)	$(0.04)	$(0.06)